UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT



                         Pursuant to Section 13 of the

                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  June 15, 1994


                   Sears Credit Account Master Trust I
              (Exact name of registrant as specified in charter)


Illinois                        33-41484-01            Not Applicable
(State of                       (Commission            (IRS Employer
Organization)                   File Number)         Identification No.)

c/o Sears Receivables Financing Group, Inc.
3711 Kennett Pike
Greenville, Delaware                                      19807
 (Address of principal executive offices)               (Zip Code)



Registrant's Telephone Number, including area code: (302) 888-3176



Former name, former address and former fiscal year, if changed since last report: Not Applicable

Item 5.   Other Events

          On June 15, 1994, Registrant made available the Monthly
Investor Certificateholders' Statement set forth as Exhibit 21.

Item 7.   Financial Statements and Exhibits

  21. Monthly Investor Certificateholders' Statement related to the distribution of June 15, 1994 and reflecting the performance of the Trust during the Due Period ended in May, 1994, which accompanied the distribution on June 15, 1994.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    Sears Credit Account Master Trust I
                                                (Registrant)


                              By:   Sears Receivables Financing Group, Inc.
                                          (Originator of the Trust)



Date: June 15, 1994           By:   /S/PERRY N. WEINE
                                    Perry N. Weine
                                    Vice President, Administration

                                 EXHIBIT INDEX





                                                  Page number
                                                  in sequential
Exhibit No.                                       number system


   21.     Monthly Investor Certificateholders'         5
           Statement - (June 15, 1994).

                                                              EXHIBIT 21



Sears Credit Account Master Trust I

Group 1 Monthly Certificateholders' Statement

Distribution Date:  June 15, 1994   Due Period Ending: May, 1994

Under the Series Supplements relating to the Pooling and Servicing
Agreement dated as of November 18, 1992 by and among Sears, Roebuck and Co., Sears Receivables Financing Group, Inc. and Continental Bank,
National Association as Trustee, the Trustee is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust. The information for the Due Period and and Distribution Date listed above is set forth below:


A. Payments to Group 1 Investors this Due Period (per $1,000 of Original Invested Principal)

      Group 1           Total             Interest          Principal

      Series 1          $4.916666670      $4.916666670      $0.000000000

B.    Trust Performance

1.    Principal Receivables at the end of the Due Period

(a)   Total Master Trust

            Investor Interest                   $1,000,000,000.00
      Seller Interest                        393,874,069.42
                                         -----------               TOTAL MASTER
TRUST                        $1,393,874,069.42

(b)   Investor Interest by Groups

            Group  1                            $1,000,000,000.00
                                               -----------               TOTAL
INVESTOR INTEREST BY GROUPS         $1,000,000,000.00

(c)   Group 1 Investor Interest

            Series 1                            $1,000,000,000.00
                                               -----------               TOTAL
GROUP 1 INVESTOR INTEREST           $1,000,000,000.00


2.    Invested Amounts

(a)   Invested Amount by Groups

            Group  1                            $1,000,000,000.00
                                               -----------               TOTAL
INVESTED AMOUNT BY GROUPS           $1,000,000,000.00

(b)   Group 1 Invested Amount

            Series 1                            $1,000,000,000.00
                                               -----------
      TOTAL GROUP 1 INVESTED AMOUNT             $1,000,000,000.00


3.    Allocation of Receivables Collected During the Due Period

                                            Finance Charge     Principal (a)
Allocation of Collections by Groups     Collections     Collections

            Group  1                       $22,344,583.58 $79,963,145.97
                                       -----------    -----------         TOTAL
ALLOCATION BY GROUPS           $22,344,583.58 $79,963,145.97


(b)  Group 1 Allocations by Series to Investor and Seller

      Investor Allocation
            Series 1                       $15,833,432.58 $56,662,102.30
                                       -----------     -----------
                               $15,833,432.58 $56,662,102.30

      Seller Allocation                     $6,511,151.00 $23,301,043.67
                                       -----------     -----------        TOTAL
GROUP 1 ALLOCATIONS            $22,344,583.58 $79,963,145.97


4.  Information Concerning the Series Principal Funding Account ("SPFA")

            Deposits into the SPFA
Group 1            This Due Period    Total Deposits  Investment Income

Series 1                 N/A               N/A                N/A
                   -----------       -----------        ----------TOTAL GROUP 1
                $0.00             $0.00             $0.00

* No Series has a Deficit Accumulation Amount.


5.  Information Concerning the Series Interest Funding Account ("SIFA")

                        Deposits into the SIFA
Group 1                        This Due Period        Total Deposits

Series 1                N/A                           N/A
                  -----------                   -----------         TOTAL GROUP
1                 $0.00                         $0.00


6.  Information Concerning Amount of Controlled Amortization Payments

                              Amount Paid       Total Payments Through    Group
1                     This Due Period           This Due Period

Series 1                      $0.00                   $0.00
                              -----------             -----------         TOTAL
GROUP 1                 $0.00                   $0.00


7.  Pool Factors

Group 1                       This Due Period

Series 1                            1.0
                                -----------
TOTAL GROUP 1                       1.0


8.  Investor Charged-Off Amount

                                                Cumulative Investor
                        This Due Period   Charged-Off Amount        Group 1

Series 1                      $3,800,784.25     $3,800,784.25
                       -----------        -----------
TOTAL GROUP 1                 $3,800,784.25     $3,800,784.25


9.  Investor Losses This Due Period
                                                per $1,000 of Original    Group
1                             Total       Invested Principal

Series 1                            $0.00             $0.00
                             -----------       ----------
TOTAL GROUP 1                       $0.00             $0.00


10.  Reimbursement of Investor Losses This Due Period

      - not applicable since no Series experienced an Investor Loss.


11.   Aggregate Amount of Unreimbursed Investor Losses

      - not applicable since no Series experienced an Investor Loss.


12.   Investor Monthly Servicing Fee Payable this Due Period

Group 1

Series 1                                              $1,666,666.67
                                                  -----------       TOTAL GROUP
1                                         $1,666,666.67


13.  Available Subordinated Amount at the end of the Due Period
                                                      as a percentage of  Group
1                                   Total       Invested Amount

Series 1                            $85,000,000.00          8.50%

14.  Investor Excess Spread Analysis

                                    $                      % (1)
                                    -----------        -----------
Allocated Yield (2)                 $15,833,432.58          19.00%

      Less:
      Certificate Interest (3)      $4,916,666.67            5.90%
Servicing Fees (4)             1,666,666.67            2.00%
Allocated Charge-Offs (5)      3,800,784.25            4.56%
              -----------        -----------
      Subtotal                      $10,384,117.59          12.46%

      Excess Spread                  $5,449,314.99           6.54%

(1) Annualized percentage of the Invested Amount at the beginning of the related Due Period.
(2)   See Section B3(b) above
(3)   See Section A above
(4)   See Section B12 above
(5)   See Section B8 above

      Note: Payment rate (aggregate collections/beg. receivables
            balance) for the related Due Period:             7.14%



                  Continental Bank, National Association,
                  as Trustee


                  By:         /S/C. K. Duncan
                  Title:      Vice President